UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2014

BLUEPHOENIX SOLUTIONS LTD.

(Exact name of registrant as specified in its charter)

ISRAEL	333-06208	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Union Street, Suite 4616, Seattle WA	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 395-4152

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 18, 2014, BluePhoenix Solutions, Ltd., an Israeli company (“BluePhoenix”) held its 2014 Annual Meeting of Shareholders (the “Annual Meeting”) at 601 Union Street, Suite 4616, Seattle, Washington, 98101. At the Annual Meeting, BluePhoenix’s shareholders voted on eleven proposals, each of which is described in more detail in BluePhoenix’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 24, 2014. BluePhoenix is in the final stages of completing the closing requirements of the merger contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of October 14, 2014, by and among BluePhoenix, Modern Systems Corporation (f/k/a BluePhoenix Solutions USA, Inc.), BP-AT Acquisition Corporation, Sophisticated Business Systems, Inc. (d/b/a Ateras), the stockholders of Ateras listed on the signature page thereof and Scott Miller. The transaction is expected to close in early December. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1 – Approval of the Merger and All Other Transactions Contemplated by the Merger Agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
10,156,292	625	859	10,961	87.40%

Proposal 2 – Approval of an Increase of the Company’s Authorized Share Capital and Amendment to Articles of Association.

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
10,155,604	1,113	1,059	10,961	87.39%

Proposal 3 – Grant of Preemptive Rights and Amendment to Articles of Association.

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
10,077,471	90,347	919	0	86.72%

Proposal 4 – Approval of Change in Company Name and Approval of Amendment to Memorandum of Association and Articles of Association.

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
10,167,253	625	859	0	87.49%

Proposal 5 – Election Of Directors. The following three directors were elected to serve for three-year terms until the 2015 annual meeting of shareholders. The election of Scott Miller is effective and contingent upon the closing of the merger contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of October 14, 2014, by and among BluePhoenix, Modern Systems Corporation (f/k/a BluePhoenix Solutions USA, Inc.), BP-AT Acquisition Corporation, Sophisticated Business Systems, Inc. (d/b/a Ateras), the stockholders of Ateras listed on the signature page thereof and Scott Miller.

Director Name	Votes For	Votes Against	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Melvin L. Keating	10,155,666	1,238	872	10,961	87.39%
Thomas J. Jurewicz	10,153,391	3,513	872	10,961	87.37%
Scott Miller	10,068,132	1,238	88,406	10,961	86.64%

Proposal 6 – Election of Outside Director. The following outside director was elected to serve for a three-year term commencing on August 22, 2015, and ending on August 22, 2018.

Director Name	Votes For	Votes Against	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Bryan Crynes	10,156,040	588	847	11,262	87.40%

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Proposal 7 – Waiver of Terms of the Prescott Agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
10,148,902	3,363	5,135	11,337	87.33%

Proposal 8 – Re-Appointment of Independent Auditor.

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
10,155,954	688	1,059	11,036	87.39%

Proposal 9 – Approval of 2007 Stock Award Plan, As Amended.

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
10,146,163	17,727	4,847	0	87.31%

Proposal 10 – Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
10,152,338	4,291	1,147	10,961	87.36%

Proposal 11 – Advisory Vote on the Frequency of Solicitation of Advisory Shareholder Approval of Executive Compensation.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Vote
3,435,542	4,703,986	2,012,314	5,934	10,961

Forward-Looking Statements

This report may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on BluePhoenix’s management’s beliefs and assumptions and on information currently available to BluePhoenix’s management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions, including those relating to future events, such as the closing of the Ateras merger. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “project,” “believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of terms like these or other comparable terminology, and other words or terms of similar meaning in connection with any discussion of future operating or financial performance. These statements are only predictions. All forward-looking statements included in this report are based on information available to BluePhoenix on the date hereof, and BluePhoenix assumes no obligation to update any such forward-looking statements. Any or all forward-looking statements in this report may turn out to be wrong. Actual events or results may differ materially. Forward-looking statements can be affected by inaccurate assumptions BluePhoenix might make or by known or unknown risks, uncertainties and other factors. These risks and uncertainties include but are not limited to: the effects of the global economic and financial trends; market demand for BluePhoenix’s products; successful implementation of BluePhoenix’s products; changes in the competitive landscape, including new competitors or the impact of competitive pricing and products; and such other risks and uncertainties as identified in BluePhoenix’s most recent Annual Report on Form 10-K and other reports filed by it with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLUEPHOENIX SOLUTIONS LTD
(Registrant)

Date November 24, 2014	By	/s/ Rick Rinaldo
Rick Rinaldo
Chief Financial Officer

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